UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ONYX ACQUISITION CO. I
(Name of Registrant as Specified In Its Charter)

______________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ONYX ACQUISITION CO. I
A Cayman Islands Exempted Company
(Company Number 371073)
104 5th Avenue
New York, New York 10011

NOTICE OF EXTRAORDINARY GENERAL MEETING
To Be Held at            Eastern Time on            , 2024

TO THE SHAREHOLDERS OF ONYX ACQUISITION CO. I:

You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of ONYX ACQUISITION CO. I (“we,” “us,” “our” or the “Company”) to be held at            Eastern Time on            , 2024 at the offices of Kirkland & Ellis LLP, located at 609 Main Street, Suite 4700, Houston, TX 77002, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Kirkland & Ellis LLP. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting or by phone dialing within the U.S. and Canada or outside of the U.S. and Canada. The accompanying proxy statement (the “Proxy Statement”) is dated            , 2024 and is first being mailed to shareholders of the Company on or about            , 2024. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

•        Proposal No. 1 — The Extension Amendment Proposal — to amend the Company’s amended and restated memorandum and articles of association (as amended, the “Articles”) as provided by the first resolution in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to consummate such business combination, and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on November 5, 2021 (the “IPO”), from February 7, 2024 to November 5, 2024 (the “Extension” and, such date, the “Extended Date”);

•        Proposal No. 2 — The Adjournment Proposal — a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if, based on the tabulated votes collected at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment is to allow us more time to enter into and consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”). The Articles provide that we have until February 7, 2024 to consummate our initial business combination. As previously announced, we are in advanced discussions with Helios Investment Partners about a potential business combination which would result in the creation of a new publicly listed energy transition infrastructure platform, Helios Energy Transition Infrastructure (“HETI”), focused on the development of natural gas and low-carbon energy infrastructure businesses and assets in Africa (the “Proposed Transaction”). However, our board of directors (our “board”) believes that there may not be sufficient time before February 7, 2024 to finalize the negotiation of the Proposed Transaction, to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with such Proposed Transaction and consummate the closing thereof. Accordingly, our board believes that in order for us to finalize the negotiation of the Proposed Transaction, our shareholders to then evaluate the Proposed Transaction and for us to be able to potentially consummate the Proposed Transaction, we will need to obtain the Extension.

In connection with the Extension Amendment Proposal, shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (the “Trust Account”), including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of then issued and outstanding public shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Holders of public shares (the “public shareholders”) may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not consummated our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination is consummated.

On November 3, 2023, we issued to Onyx Acquisition Sponsor Co. LLC (our “Sponsor”) an amended and restated promissory note in the aggregate principal amount of up to $1,470,000 (the “Restated Note”), evidencing our indebtedness with respect to contributions made to the Trust Account and working capital expenses funded by the Sponsor (the “Loans”). As of January 3, 2024, $1,375,000 was outstanding under the Restated Note. The Loans are unsecured and non-interest bearing and will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by February 7, 2024 (or November 5, 2024, in the event that the Extension Amendment Proposal is approved), the Restated Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.

We are not asking you to vote on any proposed business combination at this time. If we enter into a business combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the business combination, and (ii) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate extraordinary general meeting. If the Extension Amendment Proposal is not approved, we may not be able to enter into, nor consummate, a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment.

Based upon the amount in the Trust Account as of January 3, 2024, which was approximately $22,324,399, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $            at the time of the Extraordinary General Meeting. The closing price of the public shares on The Nasdaq Global Market LLC on            , 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $            . We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

Following the Company’s IPO, the Company maintained the investment of funds held in the Trust Account in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in money market funds investing solely in United States government treasury obligations and meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 under the Investment Company Act (or any successor rule).

Prior to the 24-month anniversary of the effective date of the registration statement relating to the Company’s IPO, the Company transferred and has since maintained the remaining amount in the Trust Account in an interest bearing demand deposit account at a bank.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON            , 2024 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARES CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. Notwithstanding the order of the resolutions on the notice to the Extraordinary General Meeting, the Adjournment Proposal may be presented first to our shareholders if, based on the tabulated vote collected at the time of the Extraordinary General Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by February 7, 2024 in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders who received Class A ordinary shares upon conversion of their Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Our board has fixed the close of business on            , 2024 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

No other business is proposed to be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.

, 2024
By Order of the Board of Directors

Chief Executive Officer (Principal Executive Officer)

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting (including by virtual means as provided herein). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank (including by virtual means as provided herein). Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on            , 2024: This notice of extraordinary general meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/            .

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED            , 2024

ONYX ACQUISITION CO. I
A Cayman Islands Exempted Company
(Company Number 371073)
104 5th Avenue
New York, New York 10011

EXTRAORDINARY GENERAL MEETING
To Be Held on            , 2024

PROXY STATEMENT

The extraordinary general meeting (the “Extraordinary General Meeting”) of Onyx Acquisition Co. I (“we,” “us,” “our” or the “Company”) will be held at            Eastern Time on            , 2024 at the offices of Kirkland & Ellis LLP, located at 609 Main Street, Suite 4700, Houston, TX 77002, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Kirkland & Ellis LLP only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting or by phone dialing within the U.S. and Canada or outside of the U.S. and Canada. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

•        Proposal No. 1 — The Extension Amendment Proposal — to amend the Company’s amended and restated memorandum and articles of association (as amended, the “Articles”) as provided by the first resolution in the form set forth in Annex A to this Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to consummate such business combination, and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on November 5, 2021 (the “IPO”), from February 7, 2024 to November 5, 2024 (the “Extension” and, such date, the “Extended Date”);

•        Proposal No. 2 — The Adjournment Proposal — to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if, based on the tabulated votes collected at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

The purpose of the Extension Amendment is to allow us more time to enter into and consummate a business combination. The Articles provide that we have until February 7, 2024 to consummate our initial business combination. As previously announced, we are in advanced discussions with Helios Investment Partners about a potential business combination which would result in the creation of a new publicly listed energy transition infrastructure platform, Helios Energy Transition Infrastructure (“HETI”), focused on the development of natural gas and low-carbon energy infrastructure businesses and assets in Africa (the “Proposed Transaction”). However, our board of directors (our “board”) believes that there may not be sufficient time before February 7, 2024 to finalize the negotiation of the Proposed Transaction, to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with such Proposed Transaction and consummate the closing thereof. Accordingly, our board believes that in order for us to finalize the negotiation of the Proposed Transaction, our shareholders to then evaluate the Proposed Transaction and for us to be able to potentially consummate the Proposed Transaction, we will need to obtain the Extension.

In connection with the Extension Amendment Proposal, shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of then issued and outstanding Class A ordinary shares included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “public shares”), and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Holders of public shares (the “public shareholders”) may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not consummated our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination is consummated.

On November 3, 2023, we issued to Onyx Acquisition Sponsor Co. LLC (our “Sponsor”) an amended and restated promissory note in the aggregate principal amount of up to $1,470,000 (the “Restated Note”), evidencing our indebtedness with respect to contributions made to the Trust Account and working capital expenses funded by the Sponsor (the “Loans”). As of January 3, 2024, $1,375,000 was outstanding under the Restated Note. The Loans are unsecured and non-interest bearing and will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by February 7, 2024 (or November 5, 2024, in the event that the Extension Amendment Proposal is approved), the Restated Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. Following the Company’s IPO, the Company maintained the investment of funds held in the Trust Account in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in money market funds investing solely in United States government treasury obligations and meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 under the Investment Company Act (or any successor rule). Prior to the 24-month anniversary of the effective date of the registration statement relating to the Company’s IPO, the Company transferred and has since maintained the remaining amount in the Trust Account in an interest bearing demand deposit account at a bank.

We are not asking you to vote on any proposed business combination at this time. If we enter into a business combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the business combination, and (ii) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate extraordinary general meeting. If the Extension Amendment Proposal is not approved, we may not be able to enter into, nor consummate, a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $22,324,399 that was in the Trust Account as of January 3, 2024. In such event, we may need to obtain additional funds to consummate an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by February 7, 2024 in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders who received Class A ordinary shares upon conversion of their Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Based upon the amount in the Trust Account as of January 3, 2024, which was $22,324,399, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $            at the time of the Extraordinary General Meeting. The closing price of the public shares on The Nasdaq Global Market LLC (“Nasdaq”) on            , 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $            . We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If the Extension Amendment Proposal is approved, we will (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then issued and outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination through the Extended Date if the Extension Amendment Proposal is approved.

Our board has fixed the close of business on            , 2024 as the record date for determining our shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were            ordinary shares outstanding, of which            were public shares and            were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds 6,522,500 founder shares, that it intends to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow”), to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $            . We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated            , 2024 and is first being mailed to shareholders on or about            , 2024.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Q:     Why am I receiving this Proxy Statement?

A:     We are a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. On November 5, 2021, we consummated our IPO from which we derived gross proceeds of $264,500,000. Like many blank check companies, our Articles provide for the return of the funds held in trust to the holders of ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated by February 7, 2024. Our board has determined that it is in the best interests of the Company to amend the Articles to extend the date we have to consummate a business combination to November 5, 2024 in order to allow us and our board to evaluate, negotiate and enter into an initial business combination, and subsequently our shareholders, to evaluate the initial business combination and for us to be able to potentially consummate the initial business combination, and is submitting these proposals to our shareholders to vote upon.

Q:     What is being voted on?

A:     You are being asked to vote on the following proposals:

•        Proposal No. 1 — The Extension Amendment Proposal — to amend the Company’s Articles as provided by the first resolution in the form set forth in Annex A to this Proxy Statement to extend the date by which the Company must (1) consummate a business combination, (2) cease its operations except for the purpose of winding up if it fails to consummate such business combination, and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s IPO that was consummated on November 5, 2021, from February 7, 2024 to November 5, 2024;

•        Proposal No. 2 — The Adjournment Proposal — to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if, based on the tabulated votes collected at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal.

We are not asking you to vote on any proposed business combination at this time. If we enter into a business combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the business combination, and (ii) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate extraordinary general meeting. If the Extension Amendment Proposal is not approved, we may not be able to enter into, nor consummate, a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $22,324,399 that was in the Trust Account as of January 3, 2024. In such event, we may need to obtain additional funds to consummate an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by February 7, 2024 in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of owning the founder shares.

Q:     Why is the Company proposing the Extension Amendment Proposal?

A:     Our Articles provide for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before February 7, 2024. As we explain below, we may not be able to enter into and consummate an initial business combination by that date.

We are asking for an extension of this timeframe in order to enter into and consummate the Proposed Transaction. Since we are finalizing negotiating the Proposed Transaction but have not yet entered into a definitive agreement with respect thereto, our board currently believes that there may not be sufficient time before February 7, 2024 to enter into a definitive agreement, to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with the Proposed Transaction and consummate the closing thereof.

Accordingly, in order for us to finalize negotiating the Proposed Transaction, for our shareholders to be able to evaluate the Proposed Transaction and for us to be able to potentially consummate the Proposed Transaction, we will need to obtain the Extension, to extend the date by which we must (1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to consummate such business combination, and (3) redeem all the public shares, from February 7, 2024 to November 5, 2024.

Q:     Why should I vote “FOR” the Extension Amendment Proposal?

A:     Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not consummate our initial business combination before February 7, 2024, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

The Extension Amendment Proposal would give us the opportunity to consummate a business combination, which our board believes in the best interests of the Company. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

Our board recommends that you vote in favor of the Extension Amendment Proposal.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If presented, our board recommends that you vote in favor of the Adjournment Proposal.

Q:     How do the Company insiders intend to vote their shares?

A:     Our Sponsor owns 6,522,500 founder shares. Such founder shares represent 75.6% of our issued and outstanding ordinary shares.

The founder shares carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, directors and executive officers that they intend to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market either prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal.

Q:     What vote is required to adopt the Extension Amendment Proposal?

A:     The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q:     What vote is required to approve the Adjournment Proposal?

A:     The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Q:     What if I do not want to vote “FOR” the Extension Amendment Proposal?

A:     If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal.

Broker “non-votes” and abstentions will have no effect with respect to the approval of the Extension Amendment Proposal.

Q:     What happens if the Extension Amendment Proposal is not approved?

A:     If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by February 7, 2024 in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q:     If the Extension Amendment Proposal is approved, what happens next?

A:     We will continue our efforts to consummate an initial business combination.

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act and our units, public shares and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsor, our directors and our officers as a result of their ownership of the founder shares.

If the Extension Amendment Proposal is approved but we do not consummate our initial business combination by the Extended Date (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of owning the founder shares.

Q:     What happens to the Company warrants if the Extension Amendment Proposal is not approved?

A:     If the Extension Amendment Proposal is not approved and we have not consummated a business combination by February 7, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of owning the founder shares.

Q:     What happens to the Company warrants if the Extension Amendment Proposal is approved?

A:     If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of an initial business combination, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the issuance of the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q:     How are the funds in the Trust Account currently being held?

A:     With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account were, since the Company’s initial public offering, held only within U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, with a maturity of 185 days or less, or in an open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act of 1940, as determined by the Company, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), prior to the 24 month anniversary of the effective date of the registration statement relating to our initial public offering, we instructed Continental Stock Transfer & Trust Company (“Continental”), the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation.

Q:     If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:     Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Articles.

Q:     How do I change my vote?

A:     You may change your vote by sending a later-dated, signed proxy card to our Secretary at Onyx Acquisition Co. I, 104 5th Avenue, New York, New York, 10011, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting (including by virtual means as provided below). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Any shareholder wishing to attend the virtual meeting should register for the meeting by            , 2024 (one week prior to the meeting date). To register for the Extraordinary General Meeting, please follow these instructions as applicable to the nature of your ownership of ordinary shares:

•        If your shares are registered in your name with Continental and you wish to attend the online-only Extraordinary General Meeting, go to https://www.cstproxy.com/            , enter the control number included on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•        Beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and email a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental will issue a control number and email it back with the meeting information.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment Proposal must be approved as a special resolution under the Companies Act (as amended) of the Cayman Islands and our amended and restated memorandum and articles of association, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Island law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Q:     If my shares are held in “street name,” will my broker automatically vote them for me?

A:     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:     What is a Quorum requirement?

A:     A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if one or more holders of ordinary shares holding at least one-third of the paid up voting share capital of the Company are represented in person or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least            ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.

Q:     Who can vote at the Extraordinary General Meeting?

A:     Only holders of record of our ordinary shares at the close of business on            , 2024 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments thereof. On this record date,            ordinary shares were outstanding and entitled to vote.

Shareholder of Record:    Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner:    Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:     Does the board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of these proposals, our board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The board recommends that our shareholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

Q:     What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:     Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, director or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of our Sponsor, Directors and Officers.”

Q:     Do I have dissenters’ or appraisal rights if I object to the Extension Amendment Proposal?

A:     Our shareholders do not have dissenters’ rights or appraisal rights in connection with the Extension Amendment Proposal under Cayman Islands law.

Q:     What do I need to do now?

A:     We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:     How do I vote?

A:     If you are a holder of record of our ordinary shares, you may vote in person (including by virtual means as provided herein) at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.

Whether or not you plan to attend the Extraordinary General Meeting in person (including by virtual means), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:     How do I redeem my ordinary shares?

A:     Each of our public shareholders may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Date.

In order to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to the transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on            , 2024 (two business days before the Extraordinary General Meeting).

Q:     How do I withdraw my election to redeem my ordinary shares?

A:     If you tendered your ordinary shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our Board of Directors determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:     Who is paying for this proxy solicitation?

A:     We will pay for the entire cost of soliciting proxies. We have engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $            . We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Stockholders may call toll-free: (800) 662-5200
Banks and Brokerage Firms, please call: (203) 658-9400
Email: ONYX.info@investor.morrowsodali.com

If you have questions regarding the certification of your position or tendering your ordinary shares (and/or delivering your share certificate(s) (if any) and other redemption forms), please contact:

Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, New York 10004
Attention: SPAC Redemption Team
Email: spacredemptions@continentalstock.com

You may also obtain additional information about us from documents we file with the Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023, in our subsequently filed Quarterly Reports on Form 10-Q filed with the SEC, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 31, 2023, any subsequent Quarterly Reports on Form 10-Q filed with the SEC, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

Our Sponsor and directors own a substantial number of our ordinary shares and can approve the Extension Amendment Proposal and the Adjournment Proposal, if presented, without the vote of other shareholders.

Our Sponsor and directors, following redemptions by our public shareholders in connection with prior extensions, collectively own 6,612,500 Class A ordinary shares, approximately 76.7% of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting and plan to vote all such shares owned by them in favor of the Extension Amendment Proposal and the Adjournment Proposal, if presented. Assuming that a quorum is achieved at the Extraordinary General Meeting and our Sponsor and directors vote all of the ordinary shares owned by them at the Extraordinary General Meeting, the Extension Amendment Proposal and the Adjournment Proposal, if presented, can be approved at the Extraordinary General Meeting even if some or all of our other public shareholders do not approve the Extension Amendment Proposal and the Adjournment Proposal, if presented.

Nasdaq may delist the Company’s securities from trading on its exchange prior to or following the consummation of an initial business combination.

On October 24, 2023, the Company received written notice (the “Notice”) from Nasdaq indicating that the Company was no longer in compliance with the minimum number of round lot holders required for continued listing on the Nasdaq Global Market (the “Round Lot Requirement”). In accordance with Nasdaq rules, the Company had a period of 45 days to submit to Nasdaq a plan to regain compliance, which it submitted on December 5, 2023 (the “Compliance Plan”), and which was accepted by Nasdaq on December 7, 2023 (the “Compliance Plan Acceptance Notice”). Pursuant to the Compliance Plan Acceptance Notice, the Company has until April 22, 2024 (the “Compliance Date”) to regain compliance with the Round Lot Requirement. If the Company does not regain compliance with the Round Lot Requirement by the Compliance Date, the Company will receive written notification that its securities are subject to delisting, at which time the Company may appeal the Nasdaq’s delisting determination to a Nasdaq Listing Qualifications Panel (the “Panel”). There can be no assurance that the Company will be able to regain compliance with the Round Lot Requirement or that any appeal of the Nasdaq’s delisting determination to the Panel would be successful. If the Company does not regain compliance with the Round Lot Requirement by the Compliance Date, the Company may also be able to transfer the listing of its securities to the Nasdaq Capital Market, provided that the Company then meets the applicable requirements for continued listing on the Nasdaq Capital Market.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete an initial business combination.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

•        restrictions on the nature of our investments; and

•        restrictions on the issuance of securities, each of which may make it difficult for us to complete an initial business combination.

In addition, we may have imposed upon us burdensome requirements, including:

•        registration as an investment company with the SEC;

•        adoption of a specific form of corporate structure; and

•        reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis.

We do not believe that our principal activities or initial business combination will subject us to the Investment Company Act. Since our IPO, the proceeds held in the Trust Account were only invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. To avoid being deemed an “investment company” within the meaning of the Investment Company Act, we restricted the investment of the proceeds to these instruments and have a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund). An investment in our securities is not intended for persons who are seeking a return on investments in government securities or investment securities. The Trust Account was intended to be a holding place for funds pending the earliest to occur of either: (i) the completion of our initial business combination; (ii) the redemption of any Class A ordinary shares properly tendered in connection with a shareholder vote to amend our Articles (a) to modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our Class A ordinary shares if we do not complete our initial business combination by February 7, 2024, or the Extended Date, as applicable, or (b) with respect to any other provision relating to the rights of holders of our Class A ordinary shares; or (iii) absent an initial business combination by February 7, 2024, or the Extended Date, as applicable, our return of the funds held in the Trust Account to the public shareholders as part of our redemption of the Class A ordinary shares. Prior to 24-month anniversary of the effective date of the registration statement relating to our IPO, we instructed the Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to maintain all funds in the Trust Account in a segregated, interest-bearing demand deposit account at a national bank until the earlier of consummation of an initial business combination or liquidation. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a business combination. If we are unable to complete an initial business combination, the public shareholders may only receive their pro rata portion of the funds in the Trust Account that are available for distribution to the public shareholders, and our warrants will expire worthless.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate the Company. To avoid that result, prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we instructed Continental, the trustee with respect to the Trust Account, to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount that our public shareholders would receive upon any redemption or liquidation of the Company.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”), relating, among other things, to circumstances in which special purpose acquisition companies (“SPACs”) such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement relating to the SPAC’s initial public offering. Such SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement relating to its initial public offering.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that did not enter into a definitive agreement within 18 months after the effective date of the registration statement relating to its initial public offering or that did not consummate its initial business combination within 24 months after such date. It is possible that a claim could be made that we have been operating as an unregistered investment company. Furthermore, if the Extension Amendment Proposal is approved, we would have until November 5, 2024 to consummate an initial business combination, which is a total of 36 months from the consummations of our IPO to complete an initial business combination. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

Following our IPO, the funds in the Trust Account were held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in an open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act of 1940, as determined by the Company. To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we instructed Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in a segregated, interest-bearing demand deposit account at a national bank until the earlier of consummation of an initial business combination or liquidation.

As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the Trust Account had remained in U.S. government securities or money market funds. This means that the amount available for redemption will not increase at the same rate in the future.

Although the funds in the Trust Account are now held in a segregated, interest-bearing demand deposit account at a national bank, we may be deemed to be or have been an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. If we are required to liquidate, our shareholders will miss the opportunity to benefit from an investment in a target company and the potential appreciation in value of such investment through a business combination. Additionally, if we are required to liquidate, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

In the event the Extension Amendment Proposal is approved and effected, the ability of our public shareholders to exercise redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our securities.

A public shareholder may request that the Company redeem all or a portion of such public shareholder’s ordinary shares for cash. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A ordinary shares. As a result, you may be unable to sell your Class A ordinary shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their shares.

A 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. Treasury has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax. In this regard, on December 27, 2022, Treasury and the IRS issued a notice announcing their intent to issue proposed regulations addressing the application of the excise tax, and describing certain rules on which taxpayers may rely prior to the issuance of such proposed regulations. The IR Act applies only to repurchases that occur after December 31, 2022.

Any redemption or other repurchase that occurs after December 31, 2022 in connection with a business combination — particularly one that involves our combination with a U.S. entity and/or our re-domestication as a U.S. corporation — may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with any such business combination, (ii) the structure of any such business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with any such business combination (or otherwise issued not in connection with such business combination but issued within the same taxable year of the business combination) and (iv) the content of regulations and other guidance from the U.S. Department of the Treasury. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in our ability to complete a business combination.

Any business combination may be subject to U.S. foreign investment regulations, which may impose conditions on or prevent the consummation of our initial business combination. Such conditions or limitations could also potentially make our public shares less attractive to investors or cause our future investments to be subject to U.S. foreign investment regulations.

Investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to U.S. laws that regulate foreign investments in U.S. businesses and access by foreign persons to technology developed and produced in the United States. These laws include Section 721 of the Defense Production Act of 1950, as amended by the Foreign Investment Risk Review Modernization Act of 2018, and the regulations at 31 C.F.R. Parts 800 and 802, as amended, administered by the Committee on Foreign Investment in the United States (“CFIUS”).

Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective in 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person, but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “covered investment critical infrastructure,” and/or “sensitive personal data” (in each case, as such terms are defined in 31 C.F.R. Part 800).

All of our Sponsor’s managers and officers are U.S. citizens and all owners of our Sponsor are also U.S. citizens. Our Sponsor is not controlled by, and does not have substantial ties to, any “foreign person” such that a business combination would automatically be subject to CFIUS review. However, depending on the beneficial ownership of any prospective target company and the composition and governance rights of any PIPE investors in connection with a business combination, a business combination could result in investments that would be considered by CFIUS to be covered investments or a covered control transaction that CFIUS would have authority to review.

To the extent that this occurs, CFIUS or another U.S. governmental agency could choose to review a business combination or past or proposed transactions involving new or existing foreign investors in the prospective target company, even if a filing with CFIUS is or was not required at the time of such transaction. Any review and approval of an investment or transaction by CFIUS may have outsized impacts on transaction certainty, timing, feasibility, and cost, among other things. CFIUS policies and agency practices are rapidly evolving, and in the event that CFIUS reviews a business combination or one or more proposed or existing investments by foreign investors in a prospective target company, there can be no assurances that such investors will be able to maintain, or proceed with, such investments on terms acceptable to the parties to a business combination or such investors. Among other things, CFIUS could seek to impose limitations or restrictions on, or prohibit, a business combination or investments by such investors. CFIUS could also order us to divest all or a portion of a target company if we had proceeded without first obtaining CFIUS clearance.

If CFIUS elects to review a business combination, the time necessary to complete such review of the business combination or a decision by CFIUS to prohibit the business combination could prevent us from completing a business combination prior to February 7, 2024 or the Extended Date, as applicable.

If we are not able to consummate a business combination by February 7, 2024 or the Extended Date, as applicable, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. Finally, the Company’s public shareholders will not receive the benefit of any price appreciation of our public shares that might result from a business combination with a target company.

BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

On November 5, 2021, we consummated the IPO of our units (the “units”), with each unit consisting of one Class A ordinary share, par value $0.0001 per share, which we refer to (together with any shares issued in exchange thereof) as the “public shares,” and one-half of one redeemable warrant. Simultaneously with the closing of the IPO, we completed the private sale of 12,190,000 warrants (the “private placement warrants”), at a purchase price of $1.00 per private placement warrant, to our Sponsor generating gross proceeds to us of $12,190,000. The private placement warrants are identical to the warrants sold as part of the units in the IPO except that, so long as they are held by our Sponsor or its permitted transferees: (1) they will not be redeemable by us; (2) they (including the Class A ordinary shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by our Sponsor until 30 days after the completion of our initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the ordinary shares issuable upon exercise of these warrants) are entitled to registration rights.

Following the closing of the IPO, a total of $269,790,000, from the net proceeds of the sale of the units in the IPO and the private placement warrants was placed in the Trust Account. To mitigate the risk of being viewed as operating as an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), prior to the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, we instructed Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the Trust Account had remained in U.S. government securities or money market funds. This means that the amount available for redemption will not increase at the same rate in the future.

In connection with the extraordinary general meeting of shareholders held on January 26, 2023, holders of 22,239,972 Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.30 per share, for an aggregate redemption amount of approximately $229 million. As a result, $229,071,711 was removed from the Trust Account to pay such holders and 4,210,028 Class A ordinary shares remained outstanding. On January 26, 2023, based on the results of the extraordinary general meeting of shareholders, the holders of the Company’s outstanding Class B ordinary shares converted all of the Class B ordinary shares into Class A ordinary shares. Notwithstanding the conversions, such holders will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A ordinary shares issued upon conversion.

In connection with the extraordinary general meeting of shareholders held on July 21, 2023, holders of 2,011,826 Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.83 per share, for an aggregate redemption amount of approximately $23.8 million. As a result, $23,802,065 was removed from the Trust Account to pay such holders and 2,011,826 Class A ordinary shares and 6,612,500 converted founder shares remained outstanding for a total of 8,624,326 shares outstanding.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, director or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of our Sponsor, Directors and Officers.”

On the record date of the Extraordinary General Meeting, there were            ordinary shares outstanding, of which            were public shares and            were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds 6,522,500 founder shares, that it intends to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.

Our principal executive offices are located at 104 5th Avenue, New York, New York, 10011 and our telephone number is (212) 974-2844.

THE EXTENSION AMENDMENT PROPOSAL

We are proposing to amend our Articles to extend the date by which we have to consummate a business combination to the Extended Date.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by February 7, 2024, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

The purpose of the Extension Amendment is to allow us more time to enter into and consummate an initial business combination, which our board believes is in the best interest of the Company. The Articles provide that we have until February 7, 2024 to consummate our initial business combination. However, our board believes that there may not be sufficient time before February 7, 2024 to finalize the negotiation of the Proposed Transaction, to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with such Proposed Transaction and consummate the closing thereof. Accordingly, our board believes that in order for us to finalize the negotiation of the Proposed Transaction, our shareholders to then evaluate the Proposed Transaction and for us to be able to potentially consummate the Proposed Transaction, we will need to obtain the Extension.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the first resolution in Annex A.

Reasons for the Extension Amendment Proposal

Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not consummate our initial business combination before February 7, 2024, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

The purpose of the Extension Amendment is to allow us more time to enter into and consummate a business combination. While we are in advanced discussions with Helios Investment Partners regarding the Proposed Transaction, our board believes that there may not be sufficient time before February 7, 2024 to finalize the negotiation of the Proposed Transaction, to hold an extraordinary general meeting at which to conduct a vote for the shareholder approvals required in connection with such Proposed Transaction and consummate the closing thereof. Accordingly, our board believes that in order for us to finalize the negotiation of the Proposed Transaction, our shareholders to then evaluate the Proposed Transaction and for us to be able to potentially consummate the Proposed Transaction, we will need to obtain the Extension.

Accordingly, our board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by February 7, 2024 in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

If the Extension Amendment Proposal is Approved

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth under the first resolution in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $22,324,399 that was in the Trust Account as of January 3, 2024. In such event, we may need to obtain additional funds to consummate our initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is approved but we do not consummate our initial business combination by the Extended Date (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.20 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each of our public shareholders may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON            , 2024 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO TENDER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In order to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on            , 2024 (two business days before the Extraordinary General Meeting).

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that tendering their shares through the DWAC system.

Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you tendered your ordinary shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our Board of Directors determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of January 3, 2024, which was approximately $22,324,399, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $            at the time of the Extraordinary General Meeting. The closing price of the public shares

on Nasdaq on            , 2024, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $            . We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting. We anticipate that a public shareholder who tenders ordinary shares (and/or deliver share certificate(s) (if any) and other redemption forms) for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR
SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that make an Election if the Extension is implemented. This discussion applies only to public shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to a particular holder in light of their particular circumstances or status, including:

•        the Sponsor or our directors and officers;

•        financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market method of accounting;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•        persons that acquired ordinary shares pursuant to an exercise of employee share options or upon payout of a restricted share unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•        persons that hold public shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•        persons whose functional currency is not the U.S. dollar;

•        controlled foreign corporations; or

•        passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could adversely affect the accuracy of the statements in this discussion. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an Election to them.

EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

For purposes of this discussion, because any unit consisting of one public share and one-half of one warrant is separable at the option of the holder, we are treating each public share and one-half of one warrant held by a holder in the form of a single unit as separate instruments and are assuming that the unit itself will not be treated as an integrated instrument. Accordingly, consistent with the foregoing treatment, the cancellation or separation of the units in connection with the exercise of redemption rights pursuant to the Election generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

As used herein, a “U.S. Holder” is a beneficial owner of public shares who or that is, for U.S. federal income tax purposes:

1.      an individual citizen or resident of the United States,

2.      a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

3.      an estate whose income is subject to U.S. federal income tax regardless of its source, or

4.      a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares

In addition to the passive foreign investment company (“PFIC”) considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s public shares pursuant to an Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of public shares under Section 302 of the Code, a U.S. Holder will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of public shares under Section 302 of the Code, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— Taxation of Distributions.”

The redemption of public shares will generally qualify as a sale of the public shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the relevant entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the relevant entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of public shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the relevant entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption of public shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “— Taxation of Distributions.”

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations.

With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) public shares are readily tradable on an established securities market in the United States or (ii) public shares are eligible for the benefits of an applicable income tax treaty, in each case, provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we have been a PFIC for our prior taxable years ended December 31, 2021, 2022 and 2023, and it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution.

Moreover, it is unclear whether redemption rights with respect to the public shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to public shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the public shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining public shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption and (ii) the U.S. Holder’s adjusted tax basis in the public shares redeemed. A U.S. Holder’s adjusted tax basis in its ordinary shares generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a public share or the U.S. Holder’s initial basis for the public shares received upon exercise of a whole warrant) less any prior distributions treated as a return of capital.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the public shares described in this Proxy Statement may prevent the holding period of the public shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

We believe it is likely that we were a PFIC for our prior taxable years ended December 31, 2021, 2022 and 2023. Our PFIC status for our current taxable year ending December 31, 2024, however, depends in part on whether we complete a business combination prior to the end of such year, as well as the timing and specifics of any such business combination. Because these and other facts on which any determination of PFIC status are based may not be known until the close of our current taxable year, there can be no assurances with respect to our PFIC status for such year. Even if we are not a PFIC for our current taxable year, a determination that we were a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held our securities during such prior taxable years, absent certain elections described below.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in a U.S. Holder’s holding period for public shares and the U.S. Holder did not make a timely and effective “qualified electing fund” election for each of our taxable years as a PFIC in which the U.S. Holder held (or was deemed to hold) public shares (“QEF Election”), a QEF Election along with a purging election, or a “mark-to-market” election, then such U.S. Holder will generally be subject to special and adverse rules (the “Default PFIC Regime”) with respect to:

•        any gain recognized by the U.S. Holder on the sale or other disposition of its public shares; and

•        any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such public shares).

Under the Default PFIC Regime:

•        the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its public shares;

•        the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

•        the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to such U.S. Holder’s other items of income and loss for such taxable year; and

•        an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate U.S. Holder that:

•        fails to provide an accurate taxpayer identification number;

•        is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•        in certain circumstances, fails to comply with applicable certification requirements.

Any amount withheld under these rules will be creditable against the U.S. Holder’s federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY HOLDER. WE URGE YOU TO CONSULT WITH YOUR TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS) OF THE RECEIPT OF CASH IN EXCHANGE FOR SHARES IN THE CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL AND ANY REDEMPTION OF YOUR PUBLIC SHARE.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place.    The Extraordinary General Meeting will be held at            Eastern Time on            , 2024 at the offices of Kirkland & Ellis LLP, located at 609 Main Street, Suite 4700, Houston, TX 77002, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Kirkland & Ellis LLP only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting or by phone dialing within the U.S. and Canada or outside of the U.S. and Canada. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the ordinary shares at the close of business on            , 2024, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each share of ordinary shares you owned at that time. The Company warrants do not carry voting rights.

Votes Required.    The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

On the record date of the Extraordinary General Meeting, there were            ordinary shares outstanding, of which            were public shares and            were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, that which holds 6,522,500 founder shares, that it intends to vote in favor of the Extension Amendment Proposal and the Adjournment Proposal.

If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” such proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal.

Broker “non-votes” and abstentions will have no effect with respect to the approval of the Extension Amendment Proposal or the Adjournment Proposal.

Proxies; Board Solicitation; Proxy Solicitor.    Your proxy is being solicited on behalf of our board on the proposals to approve the Extension Amendment Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual means as provided herein) at the Extraordinary General Meeting. You may contact Morrow at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Stockholders may call toll-free: (800) 662-5200
Banks and Brokerage Firms, please call: (203) 658-9400
Email: ONYX.info@investor.morrowsodali.com

Required Vote

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by February 7, 2024 in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.20 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market either prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal. Our Sponsor, directors, officers, advisors and their affiliates will be restricted from making any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

•        If we do not consummate our initial business combination transaction by February 7, 2024, which is 27 months from the closing of our IPO, or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we would: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the founder shares, which are owned by our Sponsor, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because our holders of our founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to consummate our initial business combination within the required period.

•        In addition, simultaneously with the closing of our IPO, we completed the sale of 12,190,000 private placement warrants at a price of $1.00 per warrant in a private placement to our Sponsor. The warrants are each exercisable for one ordinary share at $11.50 per share. If we do not consummate our initial business combination by February 7, 2024, or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes (or, if such date is further extended at a duly called extraordinary general meeting, such later date) then the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor and its affiliate will be worthless.

•        Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future they will receive any cash fees, share options or share awards that a post-business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such initial business combination.

•        In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per public share and (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment is in the best interests of the Company and its shareholders. Our board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our Articles provide that we have until February 7, 2024 to consummate our initial business combination under its terms. Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not consummate our initial business combination before February 7, 2024, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

We believe that it is in the best interests of the Company to extend the date that we have to consummate a business combination to the Extended Date in order to allow us to enter into an initial business combination, our shareholders to then evaluate the initial business combination and for us to be able to potentially consummate the initial business combination.

After careful consideration of all relevant factors, our board determined that the Extension Amendment is in the best interests of the Company and its shareholders.

Resolutions to be Voted Upon

The full text of the resolution to be proposed in connection with the Extension Amendment Proposal is set out as the first resolution in the amendment to the Articles in the form set forth in Annex A of this Proxy Statement.

Our board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. Notwithstanding the order of the resolutions on the notice to the Extraordinary General Meeting, the Adjournment Proposal may be presented first to our shareholders if, based on the tabulated vote collected at the time of the Extraordinary General Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our board adjourn the Extraordinary General Meeting for more than 30 days.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the general meeting to a later date or dates to be determined by the chairman of the general meeting, if necessary, to permit further solicitation and vote of proxies be confirmed, ratified and approved in all respects.”

Vote Required for Approval

The Adjournment Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

If presented, our board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the ordinary shares as of            , 2024 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the ordinary shares, by:

•        each person known by us to be the beneficial owner of more than 5% of our ordinary shares;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

As of the record date, there were a total of            ordinary shares outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these are not exercisable within 60 days of            , 2024.

Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned(3)		Approximate Percentage of Class A Ordinary Shares	Approximate Percentage of Ordinary Shares(3)
Onyx Acquisition Sponsor Co. LLC (Sponsor)(4)	6,522,500	(2)	75.6%	75.6%
Michael Stern(4)	6,522,500	(2)	75.6%	75.6%
Benjamin Lerner(4)	6,522,500	(2)	75.6%	75.6%
Mathew Vodola(4)	6,522,500	(2)	75.6%	75.6%
Serena Rakhlin	—		—	—
Ana Kertesz	30,000	(2)	*	*
Michael Lehmann	30,000	(2)	*	*
Edmar Prado Lopes Neto	30,000	(2)	*	*
D.E. Shaw & Co., L.L.C.(5)	1,610,963		18.7%	18.7%
Saba Capital Management, L.P.(6)	2,314,933		26.8%	26.8%
Calamos Investment Trust(7)	1,500,000		17.4%	17.4%
All directors and executive officers as a group (seven individuals)	6,612,500	(2)	76.7%	76.7%

____________

*        Less than one percent

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Onyx Acquisition Co. I, 104 5th Avenue, New York, New York 10011.

(2)      Interests shown consist of Class A ordinary shares received upon conversion of Class B ordinary shares.

(3)      Unless otherwise noted, all shares are Class A ordinary shares. Class A ordinary shareholders of record are entitled to one vote for each share held on all matters to be voted on by shareholders and vote together as a single class, except as required by law.

(4)      The shares reported above are held in the name of our sponsor. Our sponsor is controlled by a board of managers which has voting and investment discretion with respect to such shares and consists of Mr. Stern, Mr. Lerner, and Mr. Vodola. Accordingly, each of Messrs. Stern, Lerner and Vodola may be deemed to have or share beneficial ownership of the shares held directly by our sponsor.

(5)      The address of D.E. Shaw is 1166 Avenue of the Americas, 9th Floor, New York, NY 10036, based on a Schedule 13G/A filed on February 14, 2023 (the “D.E. Shaw 13G/A”). The interests shown are as of December 31, 2022 based on the D.E. Shaw 13G/A.

(6)      The address of Saba Capital Management, L.P. is 405 Lexington Avenue, 58th Floor, New York, New York 10174, based on a Schedule 13G/A filed on February 14, 2023 (the “Saba 13G/A”). According to the Saba 13G/A, Saba Capital Management, L.P., a Delaware limited partnership (“Saba LP”), is the direct owner of such Class A ordinary shares. Saba Capital Management GP, LLC, a Delaware limited liability company, is the general partner of Saba LP and therefore has beneficial ownership of the Class A ordinary shares directly owned by Saba LP. Boaz R. Weinstein has beneficial ownership of the Class A ordinary shares directly owned by Saba LP. The interests shown are as of December 31, 2022 based on the Saba 13G/A.

(7)      The address of Calamos Market Neutral Income Fund, a series of Calamos Investment Trust (“Calamos”), is 2020 Calamos Court, Naperville, Illinois 60563, based on a Schedule 13G filed on February 8, 2022 (the “Calamos 13G”). According to the Calamos 13G, Calamos is the direct owner of such Class A ordinary shares. The interests shown are as of December 31, 2021 based on the Calamos 13G.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•        if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 104 5th Avenue, New York, New York 10011 to inform us of the shareholder’s request; or

•        if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Stockholders may call toll-free: (800) 662-5200
Banks and Brokerage Firms, please call: (203) 658-9400
Email: ONYX.info@investor.morrowsodali.com

You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at Onyx Acquisition Co. I, 104 5th Avenue, New York, New York 10011.

If you are a shareholder of the Company and would like to request documents, please do so by            , 2024 (one week prior to the meeting date), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENTS TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
ONYX ACQUISITION CO. I

ONYX ACQUISITION CO. I
(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a)     amending Article 168(a) by deleting the following introduction of such sub-section:

“In the event that either the Company does not consummate a Business Combination by February 7, 2024, or such later time as the Members of the Company may approve in accordance with the Articles or a resolution of the Company’s Members is passed pursuant to the Companies Act to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination for any reason, the Company shall:”;

and replacing it with the following:

“In the event that either the Company does not consummate a Business Combination by November 5, 2024, or such later time as the Members of the Company may approve in accordance with the Articles or a resolution of the Company’s Members is passed pursuant to the Companies Act to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination for any reason, the Company shall:”; and

(b)    amending Article 168(b) by deleting the words:

“by February 7, 2024”

and replacing them with the words:

“by November 5, 2024”.

Annex A-1

ONYX ACQUISITION CO. I
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
EXTRAORDINARY GENERAL MEETING TO BE HELD ON
__________, 2024

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated ________, 2024, in connection with the Extraordinary General Meeting to be held at ________ Eastern Time on _______, 2024 at the offices of Kirkland & Ellis LLP, located at 609 Main Street, Suite 4700, Houston, TX 77002, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Benjamin Lerner and Matthew Vodola, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of Onyx Acquisition Co. I (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any postponements or adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on ________, 2024:

The notice of extraordinary general meeting and the accompanying Proxy Statement are available at_________.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2.				Please mark votes as indicated in this example ☒

Proposal 1 — Extension of Corporate Life	FOR	AGAINST	ABSTAIN	Check here for address change and indicate the correct address below:

Amend the Company’s amended and restated memorandum and articles of association (the “Articles”) to extend the date that the Company has to consummate a business combination from February 7, 2024 to November 5, 2024.

	☐	☐	☐	☐

Proposal 2 — Adjournment	FOR	AGAINST	ABSTAIN	Date: _____________, 2024

Adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.

	☐	☐	☐

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.